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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: DECEMBER 27, 2001
               Date of Earliest Event Reported: DECEMBER 26, 2001

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              0-20421                                 84-1288730
     (Commission File Number)          (I.R.S. Employer Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400

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ITEM 5. OTHER EVENTS.

     On December 26, 2001, Liberty Media Corporation ("Liberty") announced that, effective at the start of trading on January 2, 2002, the ticker symbol under which its Series A common stock is traded will change to "L". Liberty's Series B common stock will continue to trade under the symbol "LMC.B".

     A copy of Liberty's December 26, 2001 press release announcing the ticker symbol change is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS

     The following exhibit is being filed with this Form 8-K:

     99.1 Press Release of Liberty Media Corporation, dated December 26, 2001.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2001

                                        LIBERTY MEDIA CORPORATION


                                        By: /s/ Christopher W. Shean
                                            ----------------------------------
                                            Name:  Christopher W. Shean
                                            Title: Vice President and Controller

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                                  EXHIBIT INDEX

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EXHIBIT   DESCRIPTION
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 99.1     Press Release of Liberty Media Corporation, dated December 26, 2001.

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